Exhibit 1

                             JOINT FILING AGREEMENT

         This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date and any amendments thereto with respect to the beneficial ownership by the undersigned of the Common Shares, $.01 par value per share, of Genpact Limited is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1). This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: February 16, 2010

                                     GE CAPITAL (MAURITIUS) HOLDINGS LTD.

                                     By: /s/ P. Jonas Svedlund
                                         ---------------------------------------
                                         Name: P. Jonas Svedlund
                                         Title: Attorney-in-fact



                                     GE CAPITAL INTERNATIONAL (MAURITIUS)

                                     By: /d/ P. Jonas Svedlund
                                         ---------------------------------------
                                         Name: P. Jonas Svedlund
                                         Title: Attorney-in-fact



                                     GE INDIAN SERVICES HOLDING PRIVATE LIMITED

                                     By: /s/ P. Jonas Svedlund
                                         ---------------------------------------
                                         Name: P. Jonas Svedlund
                                         Title: Attorney-in-fact



                                     GE INDIA VENTURES LLC

                                     By: /s/ P. Jonas Svedlund
                                         ---------------------------------------
                                         Name: P. Jonas Svedlund
                                         Title: Attorney-in-fact


                                     GENERAL ELECTRIC CAPITAL SERVICES INDIAN
                                     INVESTMENTS LLC

                                     By: /s/ P. Jonas Svedlund
                                         ---------------------------------------
                                         Name: P. Jonas Svedlund
                                         Title: Attorney-in-fact


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                                     GENERAL ELECTRIC CAPITAL CORPORATION

                                     By: /s/ Barbara A. Lane
                                         ---------------------------------------
                                         Name: Barbara A. Lane
                                         Title: Attorney-in-fact



                                     GENERAL ELECTRIC CAPITAL SERVICES, INC.

                                     By: /s/ Barbara A. Lane
                                         ---------------------------------------
                                         Name: Barbara A. Lane
                                         Title: Attorney-in-fact


                                     GENERAL ELECTRIC COMPANY

                                     By: /s/ Barbara A. Lane
                                         ---------------------------------------
                                         Name: Barbara A. Lane
                                         Title: Attorney-in-fact